                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549
                           _________________________


                                   FORM 8-K



                                CURRENT REPORT



                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported) May 5, 1999



                          AMF BOWLING WORLDWIDE, INC.
            (Exact name of registrant as specified in its charter)



          Delaware                   001-12131               13-3873272
(State or other jurisdiction        (Commission             (IRS Employer
     of incorporation)              File Number)          Identification No.)


              8100 AMF Drive, Richmond, Virginia             23111
          (Address of principal executive offices)         (Zip Code)


                                      N/A
                                      ---
         (Former name or former address, if changed since last report)
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Item 5.  Other Events

On May 5, 1999, the registrant announced certain financial results for the three months ended March 31, 1999. A copy of this commencement is attached as Exhibit
99.1. Also, AMF Bowling, Inc., the parent of the registrant, announced a recapitalization plan. A copy of this announcement is attached as Exhibit 99.2.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits



Exhibit  Description
-------  -----------
99.1 Announcement regarding financial results for the three months ended March 31, 1999.

99.2     Announcement regarding Recapitalization Plan.
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                                   SIGNATURE



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: May 5, 1999                       AMF BOWLING WORLDWIDE, INC.



                                        By: /s/ Stephen E. Hare
                                            -------------------
                                            Stephen E. Hare
                                            Executive Vice President and
                                            Chief Financial Officer